UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2014

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e) At the 2014 Annual Meeting of Stockholders held on April 22, 2014, our stockholders approved the amendment to our 2012 Stock Incentive Plan to increase the number of common shares reserved for issuance under the plan by 1,750,000 from 2,300,000 to 4,050,000, as well as to effect certain other changes.
A copy of the Amended and Restated 2012 Stock Incentive Plan is included as Exhibit 10.1 to this current report. The above description is qualified in its entirety by reference to such exhibit.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2014 Annual Meeting of Stockholders on April 22, 2014, the following actions were taken:

•	Michael F. Neidorff, Richard A. Gephardt and John R. Roberts were re-elected as Class I Directors; and

•	The proposal to amend the Company's Certificate of Incorporation to provide for the annual election of directors was not approved; and

•	The proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock was approved; and

•	The proposal to approve the advisory vote on executive compensation was approved; and

•	The proposal to amend the 2012 Stock Incentive Plan was approved; and

•	The selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014, was ratified.

The final results of voting on each of the matters submitted to a vote of security holders during the Registrant's annual meeting of shareholders on April 22, 2014 are as follows:

1.	Election of Directors:	For	Withheld	Broker Non-Votes
	Michael F. Neidorff	50,832,479	1,566,886	1,892,275
	Richard A. Gephardt	49,366,557	3,032,808	1,892,275
	John R. Roberts	52,248,320	151,045	1,892,275

		For	Against	Abstentions	Broker Non-Votes
2.	Approval of Amendment of Articles of Incorporation to Provide for the Annual Election of Directors.	43,208,656	9,186,317	4,392	1,892,275

		For	Against	Abstentions
3.	Approval of Amendment of Articles of Incorporation to Increase the Number of Authorized Shares.	43,037,617	11,167,047	86,976

		For	Against	Abstentions	Broker Non-Votes
4.	Advisory resolution to approve executive compensation.	37,548,198	14,757,354	93,813	1,892,275

		For	Against	Abstentions	Broker Non-Votes
5.	Approval of Amendment to the 2012 Stock Incentive Plan.	44,275,053	8,114,063	10,249	1,892,275

		For	Against	Abstentions
6.	Ratification of KPMG LLP as registered public accountants.	53,242,175	1,040,771	8,694

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2012 Stock Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	April 22, 2014	By:	/s/ William N. Scheffel
William N. Scheffel Executive Vice President & Chief Financial Officer